EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as p executive officer and principal financial officer of RXi Pharmaceuticals Corporation (the “Company”), does hereby certify that to the undersigned’s knowledge:
(1) the Company’s Form 10-K for the period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Company’s Form 10-K for the period ended December 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/  Tod Woolf
Tod Woolf
President and Chief Executive Officer
(Principal Executive Officer)
/s/ Stephen J. DiPalma
Stephen J. DiPalma
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: April 15, 2008